UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2026

Assurant, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31978	39-1126612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

260 Interstate North Circle SE
Atlanta, Georgia 30339
(770) 763-1000
(Address, including zip code, and telephone number, including area code, of Registrant's Principal Executive Offices)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 Par Value	AIZ	New York Stock Exchange
5.25% Subordinated Notes due 2061	AIZN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2026, the Board of Directors (the “Board”) of Assurant, Inc. (the “Company”) appointed Lynn Blake to the Board and to the Finance and Risk Committee and Nominating and Corporate Governance Committee of the Board, subject to customary regulatory approval. Ms. Blake most recently served as Executive Vice President and Chief Investment Officer, Global Equity Beta Solutions, at State Street Investment Management from 2011 to 2021, having held multiple positions at the company since 1987. Ms. Blake is currently a member of the United Natural Foods, Inc. board of directors, where she serves as a member of the audit committee and of the nominating and corporate governance committee, and a member of the WisdomTree, Inc. board of directors, where she serves as chair of the audit committee and a member of the compensation committee. There are no arrangements or understandings between Ms. Blake and any other person, pursuant to which Ms. Blake was selected as a director, and no related party transactions involving Ms. Blake are reportable under Item 404(a) of Regulation S-K.

As compensation for her service as a director, Ms. Blake will receive a cash retainer and grants of restricted stock units as described in the Company’s Proxy Statement filed on April 8, 2025. The terms and conditions of the equity grants will be governed by an agreement substantially in the form of the Assurant, Inc. Amended and Restated Directors Compensation Plan, included as Exhibit 10.5 to the Company’s Form 10-Q filed on August 7, 2025.

In connection with Ms. Blake’s appointment, the Company issued a news release on January 28, 2026, a copy of which is attached hereto as Exhibit 99.1.

In addition, on January 28, 2026, the Board accepted Debra Perry’s resignation from the Board pursuant to the director retirement policy under the Company’s Corporate Governance Guidelines, effective as of the date of the Company’s 2026 annual meeting of stockholders.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	News Release, dated January 28, 2026.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.

Date: January 28, 2026	By:	/s/ Mariana Wisk
Name: Mariana Wisk
Title: Senior Vice President and Corporate Secretary